NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

THIS AWARD (the “Award”) is made as of the Grant Date by Tyson Foods, Inc., a Delaware corporation (the “Company”), to the Team Member (the “Optionee”) listed below, Personnel No. «Persno».  Upon and subject to the Terms and Conditions applicable hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.

     «First_name___________» «MI» «Last_name__________»
     «Street_and_house_number_______»
     «M_2nd_address_line__________»
     «City__________________» «Rg»  «Postal_code»

A.           Grant Date:

B.           Type of Option:  Nonqualified Stock Option.

C.	Plan under which granted: Tyson Foods, Inc. 2000 Stock Incentive Plan (“Plan”).

D.	Option Shares: All or any part of «TXT_Options» shares of the Company’s $.10 par value Class A common stock (the “Common Stock”), subject to adjustment as provided in the Terms and Conditions.

E.	Exercise Price: $___ per share, subject to adjustment as provided in the Terms and Conditions.

F.
Option Period:  The Option may be exercised only during the Option Period which commences on the Grant Date and ends, subject to earlier termination as provided in the Terms and Conditions, on the earliest of the following (a) the tenth (10th) anniversary of the Grant Date; (b) three months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for any reason other than death, Disability or, after attaining at least age 62, retirement; or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death, Disability or, after attaining at least age 62, retirement; provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule below.  Note that other restrictions to exercising the Option, as described in the Terms and Conditions, may apply.

G.
Vesting Schedule:  The Option Shares shall become vested Option Shares in the increasing percentages indicated below but only if the Optionee remains continuously employed by the Company or any Affiliate through the date indicated beside the applicable percentage:

Percentage of option shares	Dates Upon Which
Which are vested shares	Shares Become Vested Shares
Zero (0)	Prior to First Anniversary of Grant Date
One-third (1/3)	First Anniversary of Grant Date
One-third (1/3)	Second Anniversary of Grant Date
One-third (1/3)	Third Anniversary of Grant Date

Notwithstanding the foregoing, all unvested Option Shares shall become vested Option Shares immediately upon the Optionee’s death, Disability or voluntary termination of employment after attaining at least age 62.  Upon a Change in Control (defined in Section 5(b) of the Terms and Conditions), all unvested Option Shares granted under this Award, or any prior award of Option Shares from the Company to the Optionee, shall become vested Option Shares sixty (60) days after the Change in Control.

IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

TYSON FOODS, INC.:

By:
Title:	President and CEO
\

NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

THIS AWARD (the “Award”) is made as of the Grant Date by Tyson Foods, Inc., a Delaware corporation (the “Company”), to «First_name___________» «MI» «Last_name__________» (the “Optionee”) Personnel No. «Persno».

Upon and subject to the Terms and Conditions applicable hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.           Grant Date:

B.           Type of Option:  Nonqualified Stock Option.

C.	Plan under which granted: Tyson Foods, Inc. 2000 Stock Incentive Plan (“Plan”).

D.	Option Shares: All or any part of «TXT_Options» shares of the Company’s $.10 par value Class A common stock (the “Common Stock”), subject to adjustment as provided in the Terms and Conditions.

E.	Exercise Price: $_____ per share, subject to adjustment as provided in the Terms and Conditions.

F.
Option Period:  The Option may be exercised only during the Option Period which commences on the Grant Date and ends, subject to earlier termination as provided in the Terms and Conditions, on the earliest of the following (a) the tenth (10th) anniversary of the Grant Date; (b) three months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for any reason other than death, Disability or, after attaining at least age 62, retirement; or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death, Disability or, after attaining at least age 62, retirement; provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule below.  Note that other restrictions to exercising the Option, as described in the Terms and Conditions, may apply.

G.
Vesting Schedule:  The Option Shares shall become vested Option Shares in the increasing percentages indicated below but only if the Optionee remains continuously employed by the Company or any Affiliate through the date indicated beside the applicable percentage:

Percentage of option shares	Dates Upon Which
Which are vested shares	Shares Become Vested Shares
Zero (0)	Prior to First Anniversary of Grant Date
One-third (1/3)	First Anniversary of Grant Date
One-third (1/3)	Second Anniversary of Grant Date
One-third (1/3)	Third Anniversary of Grant Date

Notwithstanding the foregoing, all unvested Option Shares shall become vested Option Shares immediately upon the Optionee’s death, Disability or voluntary termination of employment after attaining at least age 62.If Optionee is involuntarily terminated by the Company other than for Cause, all unvested Option Shares which have been granted and outstanding for at least two years will fully vest upon the Optionee’s execution of a Separation Agreement and General Release and such Options will be exercisable for a period of three months from Optionee’s termination date (but no later than the tenth anniversary of the Grant Date).  Upon a Change in Control (defined in Section 5(b) of the Terms and Conditions), all unvested Option Shares granted under this Award, or any prior award of Option Shares from the Company to the Optionee, shall become vested Option Shares sixty (60) days after the Change in Control.

IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

TYSON FOODS, INC.:

By:
Title:	President and CEO

NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

THIS AWARD (the “Award”) is made as of the Grant Date by Tyson Foods, Inc., a Delaware corporation (the “Company”), to «First_name___________» «MI» «Last_name__________» (the “Optionee”) Personnel No. «Persno».

Upon and subject to the Terms and Conditions applicable hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.           Grant Date:

B.           Type of Option:  Nonqualified Stock Option.

C.	Plan under which granted: Tyson Foods, Inc. 2000 Stock Incentive Plan (“Plan”).

D.	Option Shares: All or any part of «TXT_Options» shares of the Company’s $.10 par value Class A common stock (the “Common Stock”), subject to adjustment as provided in the Terms and Conditions.

E.	Exercise Price: $____ per share, subject to adjustment as provided in the Terms and Conditions.

F.
Option Period:  The Option may be exercised only during the Option Period which commences on the Grant Date and ends, subject to earlier termination as provided in the Terms and Conditions, on the earliest of the following (a) the tenth (10th) anniversary of the Grant Date; (b) three months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for any reason other than death, Disability or, after attaining at least age 62, retirement; or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death, Disability or, after attaining at least age 62, retirement; provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule below.  Note that other restrictions to exercising the Option, as described in the Terms and Conditions, may apply.

G.
Vesting Schedule:  The Option Shares shall become vested Option Shares in the increasing percentages indicated below but only if the Optionee remains continuously employed by the Company or any Affiliate through the date indicated beside the applicable percentage:

Percentage of option shares	Dates Upon Which
Which are vested shares	Shares Become Vested Shares
Zero (0)	Prior to First Anniversary of Grant Date
One-third (1/3)	First Anniversary of Grant Date
One-third (1/3)	Second Anniversary of Grant Date
One-third (1/3)	Third Anniversary of Grant Date

Notwithstanding the foregoing, all unvested Option Shares shall become vested Option Shares immediately upon the Optionee’s death, Disability or voluntary termination of employment after attaining at least age 62.  If Optionee is involuntarily terminated by the Company other than for Cause, and such Optionee meets the Rule of 70 (i.e., at least 55 years of age, and when age and years of employment with the Company are added together the sum equals or exceeds 70), any of Optionee’s non-vested Options awarded two or more years prior to the date of termination shall vest upon the Optionee’s execution of a Separation Agreement and General Release and such Options will be exercisable for a period of three months from Optionee’s termination date (but no later than the tenth anniversary of the Grant Date).  Upon a Change in Control (defined in Section 5(b) of the Terms and Conditions), all unvested Option Shares granted under this Award, or any prior award of Option Shares from the Company to the Optionee,  shall become vested Option Shares sixty (60) days after the Change in Control.

IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

TYSON FOODS, INC.:

By:
Title:	President and CEO